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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Celcore, Inc.:

We consent to the use of our report included herein and to reference to our firm under the heading "Experts" in the Prospectus/Proxy Statement constituting part of this Registration Statement on Form S-4 of DSC Communications Corporation.


/s/ KPMG Peat Marwick LLP



Memphis, Tennessee
October 31, 1997





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